NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Julia Hornack
Mayfield Village, Ohio 44143	(440) 395-2164
http://www.progressive.com

PROGRESSIVE REPORTS MARCH RESULTS

MAYFIELD VILLAGE, OHIO -- April 14, 2016 -- The Progressive Corporation (NYSE:PGR) today reported the following results for March and the first quarter of 2016:

		March		Quarter
(millions, except per share amounts and ratios; unaudited)	2016	2015	Change	2016	2015	Change

Net premiums written	$1,859.1	$1,606.3	16%	$5,818.4	$5,066.8	15%
Net premiums earned	$1,676.2	$1,457.4	15%	$5,317.4	$4,666.3	14%
Net income attributable to Progressive	$60.8	$120.7	(50)%	$258.2	$295.6	(13)%
Per share	$0.10	$0.20	(49)%	$0.44	$0.50	(12)%
Total pretax net realized gains (losses) on securities
(including net impairment losses)	$13.4	$9.8	37%	$17.4	$33.0	(47)%
Combined ratio	97.6	90.0	7.6 pts.	94.6	92.7	1.9 pts.
Average diluted equivalent shares	585.0	590.4	(1)%	585.5	591.0	(1)%
We acquired a controlling interest in ARX Holding Corp. (ARX), parent company of American Strategic Insurance Corp. and other subsidiaries (ASI), on April 1, 2015. Beginning in April 2015, our companywide results include the results of ARX and its subsidiaries, which are included in the "Property business" throughout the release. Periods prior to April 1, 2015, do not include ARX's results.

(thousands; unaudited)	March	March	Change
	2016	2015
Policies in Force
Vehicle businesses:
Agency – auto	4,865.4	4,765.6	2%
Direct – auto	5,175.4	4,679.8	11%
Total personal auto	10,040.8	9,445.4	6%
Total special lines	4,145.0	4,046.9	2%
Total Personal Lines	14,185.8	13,492.3	5%
Total Commercial Lines	575.1	522.6	10%
Property business	1,078.5	—	NM

NM = Not meaningful; Property business written by Progressive prior to April 2015 was negligible.

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned and/or operated predominantly by small businesses. Our Property business writes personal and commercial property insurance for homeowners, other property owners, and renters.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information and the "Monthly Commentary" at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
March 2016
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]

Net premiums written	$1,859.1
Revenues:
Net premiums earned	$1,676.2
Investment income	40.3
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	0
Net realized gains (losses) on securities	13.4
Total net realized gains (losses) on securities	13.4
Fees and other revenues	26.7
Service revenues	9.1
Total revenues	1,765.7

Expenses:
Losses and loss adjustment expenses	1,278.9
Policy acquisition costs	138.8
Other underwriting expenses	245.3
Investment expenses	1.5
Service expenses	7.0
Interest expense	11.4
Total expenses	1,682.9
Income before income taxes	82.8
Provision for income taxes	26.5
Net income	56.3
Net income (loss) attributable to noncontrolling interest (NCI), net of tax	(4.5)
Net income attributable to Progressive	60.8

Other comprehensive income, net of tax
Changes in:
Total net unrealized gains (losses) on securities	158.2
Net unrealized gains (losses) on forecasted transactions	(0.1)
Foreign currency translation adjustment	0.5
Other comprehensive income (loss)	158.6
Other comprehensive (income) loss attributable to NCI	(0.7)
Total comprehensive income (loss) attributable to Progressive	$218.7

1For a description of our financial reporting and accounting policies, see Note 1 to our 2015 audited consolidated financial statements included in our 2015 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
March 2016
(millions)
(unaudited)

	Year-to-Date
	2016	2015	% Change

Net premiums written	$5,818.4	$5,066.8	15

Revenues:
Net premiums earned	$5,317.4	$4,666.3	14
Investment income	118.8	105.1	13
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	0	(7.9)	(100)
Net realized gains (losses) on securities	17.4	40.9	(57)
Total net realized gains (losses) on securities	17.4	33.0	(47)
Fees and other revenues	78.9	73.7	7
Service revenues	25.0	17.2	45
Total revenues	5,557.5	4,895.3	14

Expenses:
Losses and loss adjustment expenses	3,913.4	3,368.6	16
Policy acquisition costs	440.3	379.4	16
Other underwriting expenses	755.8	650.4	16
Investment expenses	4.8	5.3	(9)
Service expenses	21.6	15.9	36
Interest expense	34.2	32.5	5
Total expenses	5,170.1	4,452.1	16

Income before income taxes	387.4	443.2	(13)
Provision for income taxes	128.7	147.6	(13)
Net income	258.7	295.6	(12)
Net income attributable to noncontrolling interest (NCI), net of tax	0.5	0	NM
Net income attributable to Progressive	258.2	295.6	(13)

Other comprehensive income (loss), net of tax
Changes in:
Total net unrealized gains (losses) on securities	69.5	35.4	96
Net unrealized gains (losses) on forecasted transactions	(0.3)	(8.7)	(97)
Foreign currency translation adjustment	0.5	(0.5)	(200)
Other comprehensive income (loss)	69.7	26.2	166
Other comprehensive (income) loss attributable to NCI	(2.1)	0	NM
Total comprehensive income attributable to Progressive	$325.8	$321.8	1

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
March 2016
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2016	2015

Net income attributable to Progressive	$60.8	$258.2	$295.6
Per share:
Basic	$0.10	$0.44	$0.50
Diluted	$0.10	$0.44	$0.50

Comprehensive income attributable to Progressive	$218.7	$325.8	$321.8
Per share:
Diluted	$0.37	$0.56	$0.54

Average shares outstanding - Basic	582.5	583.2	587.6
Net effect of dilutive stock-based compensation	2.5	2.3	3.4
Total equivalent shares - Diluted	585.0	585.5	591.0

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2016	2015
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.7%	1.2%	1.0%
Common stocks	7.0%	1.7%	1.7%
Total portfolio	1.4%	1.2%	1.1%

Pretax annualized investment income book yield	2.4%	2.4%	2.4%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
March 2016
($ in millions)
(unaudited)

Current Month
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$793.1	$773.5	$1,566.6	$223.7	$68.8	$1,859.1
% Growth in NPW	6%	14%	10%	24%	NM	16%
Net Premiums Earned	$733.9	$701.2	$1,435.1	$173.1	$68.0	$1,676.2
% Growth in NPE	5%	14%	9%	19%	NM	15%

GAAP Ratios
Loss/LAE ratio	75.2	75.5	75.4	70.5	111.3	76.3
Expense ratio	19.9	20.9	20.4	23.7	34.1[2]	21.3
Combined ratio	95.1	96.4	95.8	94.2	145.4[2]	97.6

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$8.1
Current accident year						1.0
Calendar year actuarial adjustment	$2.6	$2.5	$5.1	$0.6	$3.4	$9.1

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$8.1
All other development						1.9
Total development						$10.0

Calendar year loss/LAE ratio						76.3
Accident year loss/LAE ratio						76.9

NM=Not meaningful; Property business written by Progressive prior to April 2015 was negligible.

1 Includes results for all of our run-off  businesses, including our professional liability group. For the month, our run-off businesses generated a $0.3 million underwriting profit.

2 Included in both the expense ratio and combined ratio is $5.0 million, or 7.4 points, of amortization/depreciation expense associated with the acquisition of a controlling interest in ARX Holding Corp. Excluding this additional expense, the Property business would have reported an expense ratio of 26.7 and a combined ratio of 138.0 for March 2016.

3 Represents adjustments solely based on our actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
March 2016
($ in millions)
(unaudited)

Year-to-Date
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$2,495.6	$2,490.2	$4,985.8	$661.5	$171.1	$5,818.4
% Growth in NPW	6%	14%	10%	25%	NM	15%
Net Premiums Earned	$2,347.9	$2,220.7	$4,568.6	$548.8	$200.0	$5,317.4
% Growth in NPE	5%	14%	9%	18%	NM	14%

GAAP Ratios
Loss/LAE ratio	73.2	75.4	74.3	66.4	77.9	73.6
Expense ratio	19.5	21.0	20.2	22.5	34.3[2]	21.0
Combined ratio	92.7	96.4	94.5	88.9	112.2[2]	94.6

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$23.8
Current accident year						1.9
Calendar year actuarial adjustment	$10.7	$11.8	$22.5	$0.6	$2.6	$25.7

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$23.8
All other development						(84.2)
Total development						$(60.4)

Calendar year loss/LAE ratio						73.6
Accident year loss/LAE ratio						72.5

NM=Not meaningful; Property business written by Progressive prior to April 2015 was negligible.

1 Includes results for all of our run-off  businesses, including our professional liability group. On a year-to-date basis, our run-off businesses generated a $0.7 million underwriting loss.

2 Included in both the expense ratio and combined ratio is $15.1 million, or 7.6 points, of amortization/depreciation expense associated with the acquisition of a controlling interest in ARX Holding Corp. Excluding this additional expense, the Property business would have reported a year-to-date expense ratio of 26.7 and combined ratio of 104.6.

3 Represents adjustments solely based on our actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

March
2016
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $13,892.3)	$13,966.4
Equity securities:
Nonredeemable preferred stocks[1] (cost: $731.9)	832.2
Common equities (cost: $1,524.0)	2,705.0
Short-term investments (amortized cost: $3,826.9)	3,826.9
Total investments[2,3]	21,330.5
Net premiums receivable	4,378.9
Deferred acquisition costs	600.0
Goodwill and intangible assets	927.0
Other assets[4]	3,485.2
Total assets	$30,721.6

Unearned premiums	$7,140.7
Loss and loss adjustment expense reserves[4]	10,286.7
Other liabilities[2]	2,565.3
Debt	2,701.6
Total liabilities	22,694.3
Redeemable noncontrolling interest (NCI)	467.4
Shareholders' equity	7,559.9
Total liabilities, NCI, and shareholders' equity	$30,721.6

Common shares outstanding	583.0
Shares repurchased - March	0.052
Average cost per share	$32.51
Book value per share	$12.97
Trailing 12-month return on average shareholders' equity
Net income attributable to Progressive	16.5%
Comprehensive income attributable to Progressive	14.1%
Net unrealized pretax gains (losses) on investments	$1,355.1
Increase (decrease) from February 2016	$243.3
Increase (decrease) from December 2015	$107.3
Debt-to-total capital ratio[5]	26.3%
Fixed-income portfolio duration	1.8
Weighted average credit quality	A+
Year-to-date Gainshare factor[6]	1.30

1 As of March 31, 2016, we held certain hybrid securities and recognized a change in fair value of $0.3 million as a realized gain during the periods we held these securities.
2 At March 31, 2016, we had $47.3 million of net unsettled security transactions, including collateral on open derivative positions.
3 Includes $0.7 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.
4 Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $1,508.7 million, which are included in "other assets."
5 Ratio reflects debt as a percent of debt plus shareholders' equity; redeemable noncontrolling interest is not part of this calculation.
6 The Gainshare factor excludes the results of our Property business.

Monthly Commentary

•
During March, we incurred about $82 million, or about 4.9 loss ratio points, of catastrophe losses, compared to about $6 million, or about 0.4 loss ratio points, last year. Wind and hail storms in Texas and Louisiana accounted for nearly all of the catastrophe losses during the month of which $46 million, or 2.9 points, was in our vehicle businesses and $36 million, or 53 points, was in our Property business. Year-to-date total catastrophe losses were $102 million, or 1.9 points, compared to $9 million, or 0.2 points, last year.  Catastrophe losses for the Property business are included in company results beginning April 2015.

Events
We are currently scheduled to hold a one-hour conference call to address questions on Friday, May 6, 2016 at 9:00 a.m. eastern time, and plan to post our Shareholders’ Report online and file our Quarterly Report on Form 10-Q with the SEC on Thursday, May 5, 2016. Registration for the teleconference and webcast will be available at http://investors.progressive.com/phoenix.zhtml?c=81824&p=irol-calendar.

We plan to release April results on Wednesday, May 18, 2016, before the market opens.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient-online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. Home insurance is underwritten by select carriers, including American Strategic Insurance Corp. and subsidiaries (ASI), our majority owned subsidiaries.

Progressive is the fourth largest auto insurer in the country; a leading seller of motorcycle and commercial auto insurance; and through ASI, one of the top 20 homeowners carriers. Progressive also offers car insurance online in Australia at
http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot® and Service Centers.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in general economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental, corporate, or other entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading by one or more rating agencies of our securities or governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including reinsurers and other counterparties to certain financial transactions; the accuracy and adequacy of our pricing, loss reserving, and claims methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to attract and retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for the introduction of products to new jurisdictions, for requested rate changes and the timing thereof and for any proposed acquisitions; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments at the state and federal levels, including, but not limited to, matters relating to vehicle and homeowners insurance, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; severe weather conditions and other catastrophe events; the effectiveness of our reinsurance programs; changes in driving and residential occupancy patterns; our ability to accurately recognize and appropriately respond in a timely manner to changes in loss frequency and severity trends; technological advances; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession; our continued access to and functionality of third-party systems that are critical to our business; restrictions on our subsidiaries' ability to pay dividends to The Progressive Corporation; possible impairment of our goodwill or intangible assets if future results do not adequately support either, or both, of these items; court decisions, new theories of insurer liability or interpretations of insurance policy provisions and other trends in litigation; changes in health care and auto and property repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.